Exhibit 10.14

EXECUTION

SUNTERRA OWNER TRUST 2004-1

TRUST AGREEMENT

Between

Sunterra Ownership LLC,

as Owner

and

U.S. Bank Trust National Association,

as Owner Trustee

Dated as of September 24, 2004

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SUNTERRA OWNER TRUST 2004-1 TRUST AGREEMENT, dated as of September 24, 2004 (this “Agreement”), by and between Sunterra Ownership LLC, a Delaware limited liabililty company (the “Owner”) and U.S. Bank Trust National Association, a national banking association, as Owner Trustee (the “Owner Trustee”).

ARTICLE I.

DEFINITIONS

SECTION 1.1. Definitional Provisions. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the “Standard Definitions” attached as Annex A to the Indenture.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c) The words “hereof,” “herein,” “hereunder,” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, subsection and Exhibit references contained in this Agreement are references to Sections, subsections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

ARTICLE II.

ORGANIZATION

SECTION 2.1. Name. The Trust created hereby shall be known as “Sunterra Owner Trust 2004-1” in which name the Owner Trustee shall have power and authority and is hereby authorized and empowered to and may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

SECTION 2.2. Office. The office of the Trust shall be in care of the Owner Trustee at 300 Delaware Avenue, Suite 813, Wilmington, Delaware 19801 or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Owner, the Indenture Trustee and the Servicer (the “Corporate Trust Office”).

SECTION 2.3. Purpose and Powers.

(a) The purpose of the Trust is to engage exclusively in the activities set forth in this Section 2.3. The Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate or convenient to cause the Trust, to engage in the activities set forth in this Section 2.3 as follows:

(i) to execute, deliver and issue the Notes pursuant to the Indenture and to sell the Notes in one or more transactions;

(ii) with the proceeds of the sale of the Notes, to acquire the Trust Estate and fund the Prefunding Account, the Capitalized Interest Account, the Reserve Account and the Servicer Transition Account;

(iii) with the proceeds of the sale of the Notes, to pay the organizational, startup and transactional expenses of the Trust;

(iv) to hold, manage and enforce the Trust Estate, including the enforcement of its rights under the Sale Agreement, the Seller Undertaking Agreement, the Servicer Undertaking Agreement, the Custodial Agreement and the Indenture;

(v) to assign, grant, pledge and mortgage the Trust Estate to the Indenture Trustee pursuant to the Indenture;

(vi) to distribute funds to the Owner at the times and in the amounts that funds are released to the Owner Trustee for such purpose pursuant to the terms of the Indenture;

(vii) to distribute to the Owner that portion of the Trust Estate released from the Lien of the Indenture simultaneously with the release of such property in accordance with the terms of the Indenture;

(viii) to enter into, perform its obligations under and perform any other activities contemplated by the Transaction Documents to which it is to be a party;

(ix) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(x) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of payments to the Noteholders and the Owner.

SECTION 2.4. Appointment of Owner Trustee. The Owner hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

SECTION 2.5. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owner, subject to the obligations of the Trust under the Transaction Documents to which it is a party. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. §3801, et. seq., as the same may be amended from time to time (the “Statutory Trust Statute”) and that this Agreement constitute the governing instrument of such statutory trust. The Owner Trustee is authorized to file, pursuant to Section 3810 of the Statutory Trust Statute, the Certificate of Trust in substantially the form attached hereto as Exhibit A in order to form the Trust.

The parties hereto agree that they will take no action contrary to the foregoing intention. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and authority set forth herein and, to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust.

SECTION 2.6. Title to Trust Property.

(a) Legal title to all the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

(b) The Owner shall neither have legal title to any part of the Trust Estate nor any interest in specific property comprising the Trust Estate. No transfer by operation of law or otherwise of any interest of the Owner shall operate to terminate this Agreement or the Trust hereunder or entitle any transferee to any accounting or to the transfer to it of any part of the Trust Estate. No creditor of any Holder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to any property of the Trust. The Owner’s beneficial interest in the Trust shall be personal property notwithstanding the nature of any property of the Trust.

SECTION 2.7. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank or trust accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of Minnesota. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or Minnesota, and payments will be made by the Trust only from Delaware or Minnesota. The only office of the Trust will be at the Corporate Trust Office in Delaware.

SECTION 2.8. Representations and Warranties of the Owner. The Owner hereby represents and warrants to the Owner Trustee (as such or in its individual capacity) that:

(a) The Owner is duly organized and validly existing in good standing under the laws of its jurisdiction of formation and has full limited liability company power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and any other document related hereto to which it is a party and to perform its obligations as contemplated hereby and thereby.

(b) The Owner is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations under this Agreement or any other document related hereto to which the Owner is a party.

(c) The execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement and in the other Transaction Documents to which the Owner is a party have been duly authorized by the Owner by all necessary limited liability company action on its part.

(d) The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Owner is a party or by which it or any of its properties are bound (other than violations of such indentures, contracts, agreements, mortgages, deeds of trust or other instruments which, individually or in the aggregate, would not have a material adverse effect on the Owner’s ability to perform its obligations under this Agreement).

(e) The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate any requirements of law applicable to the Owner.

(f) There are no proceedings or investigations pending or, to the best knowledge of the Owner, threatened, against the Owner before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Owner (i) asserting the invalidity of any of the Transaction Documents to which the Owner is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Transaction Documents to which the Owner is a party, (iii) seeking any determination or ruling that, in the reasonable judgment of the Owner, would materially and adversely affect the performance by the Owner of its obligations under the Transaction Documents to which the Owner is a party, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Transaction Documents to which the Owner is a party.

SECTION 2.9. Liability of the Owner. The Owner shall not be liable for any liabilities or obligations of the Trust.

SECTION 2.10. Income Tax Provisions.

(a) It is the intention of the parties hereto that, for income tax purposes, the Trust shall be treated as a security device for the issuance of debt represented by the Notes, and its assets shall be treated as owned by the Owner separately and directly (and not as partners in a partnership). The parties hereto agree that they will take no action contrary to the foregoing intention.

(b) If appropriate tax authorities require the Trust to be treated as a partnership (rather than as a security device) for income tax purposes, the following provisions shall apply and the Owner, on behalf of the Trust, shall perform, or designate a firm of independent accountants to perform, the following actions:

(i) A separate capital account (a “Capital Account”) shall be established and maintained for the Owner and each Noteholder treated as a partner therein (collectively, “Partners” and individually, “Partner”) in accordance with Treasury Regulations Section 1.704-l(b)(2)(iv). No Partner shall be entitled to interest on its Capital Account or any capital contribution made to the Trust.

(ii) No Partner shall be required to restore any deficit balance in its Capital Account, and no Partner shall be liable for the return of the Capital Account of, or of any capital contribution made to the Trust by, another Partner.

(iii) Income, deductions, gain and loss shall be allocated among the Partners for income tax purposes in a reasonable manner consistent with the economic substance of their respective rights under the Indenture and in accordance with Treasury Regulations promulgated under Section 704 of the Code.

(iv) The Trust shall, to the extent permitted by law, maintain or cause to be maintained, the books of the Trust on a calendar year basis on the accrual method of accounting.

(v) The Trust shall deliver to the Partners, as is required by the Code, the applicable Treasury Regulations or otherwise, such information as may be required to enable the Partners to prepare their tax returns.

(vi) The Trust shall prepare all applicable tax returns as may be required by law. The Owner Trustee shall, at the direction of the Servicer and on behalf of the Trust, sign and file any and all such tax returns, unless applicable law requires a Partner to sign such documents, in which case such returns shall be signed by the Owner.

(vii) To the extent one may be required, the Owner shall be the “tax matters partner” of the Trust pursuant to the Code and the applicable Treasury Regulations.

(viii) The Trust shall make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust’s characterization as a partnership for federal, state and local income tax purposes.

SECTION 2.11. Separateness of the Trust.

(a) The Trust shall maintain its principal place of business and a telephone number separate from that of any Controlling Entity (defined below).

(b) The Trust shall maintain its financial statements, accounting records and other corporate documents separate from those of any Controlling Entity or any other person or entity.

(c) The Trust shall prepare unaudited annual financial statements, and the Trust’s financial statements shall comply with generally accepted accounting principles (except as noted in such financial statements).

(d) The Trust shall maintain its own separate bank accounts and correct, complete and separate books of account.

(e) The Trust shall hold itself out to the public (including any Controlling Entity’s creditors) under the Trust’s own name and as a separate and distinct corporate entity. The Trust’s name may not be used by any other Controlling Entity in the conduct of its business, nor may the Trust use the name of any other Controlling Entity in the conduct of its business. The Trust must have a separate telephone number, stationery and other business forms.

(f) All customary formalities regarding the existence of the Trust shall be observed.

(g) Investments shall be made directly by the Trust or on its behalf by brokers engaged and paid by the Trust.

(h) All business transactions entered into by the Trust with any Controlling Entity shall be on such terms and conditions (including terms relating to amounts paid under such transactions) as would be generally available in comparable transactions if such business transactions were with an entity that was not a Controlling Entity and shall be approved by the Indenture Trustee.

(i) Except as provided in Section 2.3, the Trust shall not guarantee or assume or hold itself out or permit itself to be held out as having guaranteed or assumed any liabilities or obligations of a Controlling Entity.

(j) Other than organizational expenses paid as provided in Section 2.3, the Trust shall pay its own liabilities, indebtedness and obligations of any kind, including all administrative expenses, from its own separate assets.

(k) Assets of the Trust shall be separately identified, maintained and segregated. The Trust’s assets shall at all times be held by or on behalf of the Trust and, if held on behalf of the Trust by another entity (including any Controlling Entity), shall be kept identifiable (in accordance with customary usages) as assets owned by the Trust.

(1) As defined herein, “Controlling Entity” means any entity other than the Trust (A) which beneficially owns, directly or indirectly, 10% or more of the outstanding membership interests of the Owner, (B) of which 10% or more of the outstanding voting securities or membership interests of such entity are beneficially owned, directly or indirectly, by any entity described in clause (A) above, or (C) which otherwise controls or otherwise is controlled by or otherwise is under common control with any person or entity described in clause (A) above; provided, however, for purposes of this definition, the terms “control,” “controlled by” and “under common control with” shall have the meanings assigned to them in Rule 405 under the Securities Act of 1933, as amended.

ARTICLE III.

OWNERSHIP

SECTION 3.1. Initial Ownership. Upon the formation of the Trust pursuant hereto, the Owner shall be the sole beneficial owner of the Trust and shall be bound by the provisions of this Agreement. No certificates will be issued to represent such ownership. To the extent permissible by applicable law, the Owner may not sell, transfer or assign its beneficial interest in the Trust and any purported transfer of such beneficial interest shall be void and of no effect.

ARTICLE IV.

ACTIONS BY OWNER TRUSTEE

SECTION 4.1. Prior Notice to Owner with Respect to Certain Matters. With respect to the following matters, unless otherwise instructed by the Owner, the Trust shall not take action unless at least 10 days before the taking of such action the Owner Trustee shall have notified the Owner that such action will be taken and the Owner shall not have notified the Owner Trustee in writing prior the 10th day after such notice is given that such Owner has withheld consent or provided alternative direction:

(a) the initiation of any claim or lawsuit by the Trust (other than an action to collect on the Trust Estate) and the settlement of any action, claim or lawsuit brought by or against the Trust (other than an action to collect on the Trust Estate);

(b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Owner;

(e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Owner;

(f) the appointment pursuant to the Indenture of a replacement or successor Servicer or Indenture Trustee, or the consent to the assignment by the Administrator, Servicer or Indenture Trustee of its obligations under the Indenture;

SECTION 4.2. Covenants of the Owner Trustee and the Owner with respect to the Trust. The Owner hereby represents, warrants and covenants to cause the Trust to comply with Section 2.11 of this Agreement at all times, and the Owner Trustee hereby covenants and agrees to cooperate with the Owner in connection with this Section 4.2.

SECTION 4.3. Restrictions on Owner’s Power. The Owner shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents, or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

SECTION 4.4. Restrictions on Power.

(a) The Owner Trustee shall not be required to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee (as such or in its individual capacity) under any of the Transaction Documents or would be contrary to Section 2.3.

(b) The Owner Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement, the Sale Agreement and the Indenture.

SECTION 4.5. Distributions to the Owner. All distributions received by the Owner Trustee pursuant to the Indenture shall be distributed by the Owner Trustee to the Owner as promptly as practicable after receipt.

ARTICLE V.

AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 5.1. General Authority. Each of the Trust and the Owner Trustee in the name and on behalf of the Trust shall have power and authority, and is hereby authorized and empowered, to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party, or any amendment thereto or other agreement, in each case, in such form as the Owner shall approve as evidenced conclusively by the Owner Trustee’s execution thereof. In addition to the foregoing, the Owner Trustee in the name and on behalf of the Trust shall also have power and authority and is hereby authorized and empowered, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee in the name and on behalf of the Trust shall also have power and authority and is hereby authorized and empowered from time to time to take such action as the Owner or the Administrator directs in writing with respect to the Transaction Documents, provided that the Administrator shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents, or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given is not or if taken would not be in violation or breach of any of the terms of this Agreement or contrary to such power and authority of the Owner Trustee.

SECTION 5.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents to which the Trust is a party and to administer the Trust in the interest of the Owner, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement or another Transaction Document to perform any act or to discharge any duty of the Owner Trustee or the Trust under any Transaction Document, and the Owner Trustee shall not be personally liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

SECTION 5.3. Action Upon Instruction.

(a) The Owner Trustee shall not be required to take any action hereunder or under any other Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in personal liability on the part of the Owner Trustee or is contrary to the terms of any Transaction Document or is otherwise contrary to law.

(b) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of any Transaction Document or this Agreement, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owner requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction of the Owner received, the Owner Trustee shall not be personally liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not in violation of the Transaction Documents, as it shall deem to be in the best interest of the Owner, and shall have no personal liability to any Person for such action or inaction.

(c) In the event that the Owner Trustee is unsure as to the application of any provision of any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owner requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be personally liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not in violation of the Transaction Documents, as it shall deem to be in the best interests of the Owner, and shall have no personal liability to any Person for such action or inaction.

SECTION 5.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust or the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any document contemplated hereby to which the Trust is a party, except as expressly provided or permitted by the terms of this Agreement, or in any document or written instruction received by the Owner Trustee pursuant to Section 5.3; and no implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for any filing or recording, including filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it or the Trust hereunder or to prepare or file any commission filing for the Trust or to record any Transaction Document. The Owner Trustee in its individual capacity nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Estate or the transactions contemplated by the Transaction Documents.

SECTION 5.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.3.

SECTION 5.6. Restrictions. The Owner Trustee shall not take any action (a) that, to the actual knowledge of the Owner Trustee, would violate the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust’s becoming taxable as a corporation for federal income tax purposes. The Owner shall not direct the Owner Trustee to take action that would violate the provisions of this Section 5.6.

SECTION 5.7. Authority to Hold Nonfinancial Assets. The Owner Trustee and the Owner agree that, notwithstanding any other provision of this Agreement and any provisions of law that otherwise so empowers the Trust, the Servicer, as agent for and on behalf of the Trust, shall have the power and authority, in the Servicer’s sole discretion, to acquire Nonfinancial Assets on behalf of the Trust and to be held as part of the Trust Estate for such period of time as the Servicer deems it advisable to do so, and to manage, lease or rent, encumber and sell such Nonfinancial Assets, so long as the Servicer acts under the reasonable belief that it is doing so in the best interests of the Trust and the Owner. “Nonfinancial Asset” means any real property or tangible personal property that may become part of the Trust Estate in connection with the performance by the Servicer of its duties under the Indenture solely as a result of the: (i) foreclosure of any Defaulted Timeshare Loan owned by the Trust or the personal and/or real property constituting security therefor (and the Servicer is authorized to purchase such real and/or personal property upon such foreclosure), (ii) termination of the rights thereunder of any holder of a Defaulted Timeshare Loan owned by the Trust, (iii) receipt by the Trust of a deed in lieu of the foreclosure of any Defaulted Timeshare Loan owned by the Trust or the personal and/or real property constituting security therefor, or (iv) receipt by the Trust of an assignment of any Defaulted Timeshare Loan owned by the Trust or the personal and/or real property constituting security therefor. Any cash, financial assets or other property that are received from the exercise of the power and authority of the Servicer hereunder shall be part of the Trust Estate.

ARTICLE VI.

CONCERNING THE OWNER TRUSTEE

SECTION 6.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents. The Owner Trustee shall not be personally answerable or accountable under any Transaction Document under any circumstances, except (i) for its own willful misconduct or gross negligence in the performance of its duties or the omission to perform any such duties or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.3 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a) the Owner Trustee shall not be personally liable for any error of judgment made in good faith by the Owner Trustee;

(b) the Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owner;

(c) no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any personal financial liability in the exercise or performance of any of its duties, rights or powers hereunder or under any other Transaction Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it (as such and in its individual capacity);

(d) under no circumstances shall the Owner Trustee be personally liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

(e) the Owner Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement, the due execution hereof by the Owner or the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, the Transaction Documents or the Notes, and the Owner Trustee shall in no event assume or incur any personal liability, duty, or obligation to any Noteholder or to the Owner or any other Person, other than as expressly provided for herein or expressly agreed to in the other Transaction Documents;

(f) the Owner Trustee shall not be personally liable for the default or misconduct of the Owner, the Servicer, the Administrator or the Indenture Trustee or any other Person under any of the Transaction Documents or otherwise, including the Servicer under Section 5.7 of this Agreement, and the Owner Trustee shall have no obligation or personal liability to perform the obligations of the Trust under the Transaction Documents, including those that are required to be performed by the Administrator under the Administration Agreement or the Indenture Trustee or the Servicer under the Indenture or Section 5.7 of this Agreement;

(g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document, at the request, order or direction of the Owner, unless the Owner has offered to the Owner Trustee (as such and in its individual capacity) security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable or personally liable to any Person for any such act other than liability to the Trust and the beneficial owners of the Trust for its own negligence or willful misconduct in the performance of any such act or the omission to perform any such act; and

(h) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee (as such or in its individual capacity); (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee (as such or in its individual capacity); or (iii) subject the Owner Trustee (as such or in its individual capacity) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Owner) to determine whether any action required to be taken pursuant to the Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner shall appoint an additional trustee pursuant to Section 9.5 hereof to proceed with such action.

SECTION 6.2. Furnishing of Documents. The Owner Trustee shall furnish to the Owner and the Indenture Trustee, promptly upon written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

SECTION 6.3. Representations and Warranties. The Owner Trustee (as such and in its individual capacity) hereby represents and warrants to the Owner that:

(a) It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

(b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee (as such and in its individual capacity) or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound, or result in the creation or imposition of any Lien on the Trust Estate resulting from actions by or claims against the Owner Trustee individually which are unrelated to this Agreement or the other Transaction Documents.

SECTION 6.4. Reliance; Advice of Counsel.

(a) The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of an appropriate Person, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons.

SECTION 6.5. Not Acting in Individual Capacity. Except as expressly provided in this Article VI, in accepting the trusts hereby created, U.S. Bank Trust National Association acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

SECTION 6.6. Owner Trustee Not Liable for Notes or Timeshare Loans. The statements contained herein and in the Notes and other Transaction Documents (other than its representations and warranties in Section 6.3) shall be taken as the statements of the Owner, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document, the Notes, or related documents. The Owner Trustee shall at no time have any responsibility or personal liability for or with respect to the legality, validity and enforceability of the Timeshare Loans or the perfection and priority of any security interest in the Timeshare Loans or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of the Timeshare Loans; the existence and contents of the Timeshare Loans on any computer or other record thereof; the validity of the assignment of the Timeshare Loans to the Trust or of any intervening assignment; the completeness of the Timeshare Loans; the performance or enforcement of the Timeshare Loans; the compliance by the Issuer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Owner or the Indenture Trustee taken in the name of the Owner Trustee.

SECTION 6.7. Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Owner, the Administrator, the Servicer and the Indenture Trustee in banking transactions with the same rights as it would have if it were not Owner Trustee.

ARTICLE VII.

COMPENSATION OF OWNER TRUSTEE

SECTION 7.1. Owner Trustee’s Fees and Expenses. The Owner Trustee (in its individual capacity) shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Owner and the Owner Trustee (in its individual capacity), and the Owner Trustee (in its individual capacity) shall be entitled to be reimbursed by the Owner for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Transaction Documents; provided, however, that the Owner Trustee’s right to enforce such obligation shall be subject to the provisions of Section 11.8.

SECTION 7.2. Indemnification. To the fullest extent permitted by law, each of the Owner and Sunterra Financial Services, Inc. (“SFS”) shall jointly and severally indemnify, defend and hold harmless the Owner Trustee (as such and in its individual capacity) and its successors, assigns, directors, officers, agents, employees and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement or the other Transaction Documents, the Trust Estate, the acceptance and administration of the Trust Estate or any action or inaction of the Owner Trustee; provided that the Owner and SFS shall not be liable for or required to indemnify any Indemnified Party from and against Expenses arising or resulting from (i) the Indemnified Party’s own willful misconduct or gross negligence or (ii) the inaccuracy of any representation or warranty contained in Section 6.3, or (iii) taxes imposed with respect to fees payable in connection with services provided hereunder or in connection with any matter related hereto. An Indemnified Party’s right to enforce such obligation shall be subject to the provisions of Section 11.8. The indemnities contained in this Section 7.2 shall survive the resignation or removal of the Owner Trustee or the termination of this Agreement.

SECTION 7.3. Payments to Indemnified Parties. To the extent any amounts due and owing to an Indemnified Party by the Owner or SFS pursuant to the Transaction Documents are not promptly paid, such amounts shall be expenses of the Owner Trustee and payable to the Owner Trustee in accordance with Sections 3.4 and 6.6 of the Indenture. Any amounts paid to an Indemnified Party by the Owner or SFS pursuant to this Article VII shall not be construed to be a part of the Trust Estate.

ARTICLE VIII.

TERMINATION OF TRUST AGREEMENT

SECTION 8.1. Termination of Trust Agreement.

(a) The Trust shall dissolve, windup and terminate in accordance with Section 3808 of the Statutory Trust Statute of the State of Delaware upon written notice of dissolution of the Trust, which shall be provided by the Owner to the Owner Trustee, only after the rights of all Holders of the Notes to receive payments from the Trust have terminated. After satisfaction of liabilities of the Trust as provided by applicable law, any money or other property held as part of the Trust Estate following such distribution shall be distributed to the Owner. The bankruptcy, liquidation, dissolution, termination, death or incapacity of the Owner shall not (x) operate to terminate this Agreement or annul, dissolve or terminate the Trust, or (y) entitle the Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b) Except as provided in subsection 8.1 (a), the Owner shall not be entitled to revoke, dissolve or terminate the Trust.

(c) Upon completion of the winding up of the Trust in accordance with the Statutory Trust Statute, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute and thereupon the Trust and this Agreement (other than Articles VI and VII and Section 11.8) shall terminate.

ARTICLE IX.

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 9.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a Person satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise trust powers; having (or having either a parent which has or a Co-Trustee which has) a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having either a parent which has or a Co-Trustee which has) a rating of at least Baa3 by Moody’s, at least BBB- by S&P and, if rated by Fitch, at least BBB- by Fitch. If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 9.1, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

SECTION 9.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Owner; provided, however, that such resignation and discharge shall only be effective upon the appointment of a successor Owner Trustee. Upon receiving such notice of resignation, the Owner shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee at the expense of the Owner may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 and shall fail to resign after written request therefor by the Owner, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Owner may, but shall not be required to, remove the Owner Trustee. If the Owner shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Owner shall promptly (i) appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and (ii) pay all amounts owed to the outgoing Owner Trustee in its individual capacity.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 9.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3 and, in the case of removal, payment of all fees and expenses owed to the outgoing Owner Trustee (as such or in its individual capacity.

SECTION 9.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Owner and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Owner and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section 9.3 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.1.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.3, the Owner shall mail notice of such acceptance of appointment including the name of such successor Owner Trustee to the Owner, the Indenture Trustee and the Noteholders. If the Owner shall fail to mail such notice within ten days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Owner.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.3, such successor Owner Trustee shall file an amendment to the Certificate of Trust with the Delaware Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

SECTION 9.4. Merger or Consolidation of Owner Trustee. Notwithstanding anything herein to the contrary, any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder (provided that such Person shall meet the eligibility requirements set forth in Section 9.1), without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, further, that the Owner Trustee shall file any necessary amendments to the Certificate of Trust with the Secretary of State.

SECTION 9.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Owner and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by each of the Owner and the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.5, such powers, duties, obligations, rights and trusts as the Owner and the Owner Trustee may 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) except with respect to the Co-Trustee, all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the

Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the Owner and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Owner.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE X.

PROHIBITED AND EXTRAORDINARY TRANSACTIONS

SECTION 10.1. Prohibited Transactions. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, except as specifically permitted by an amendment to this Agreement as provided in Section 11.1, the Trust shall not:

(a) engage in any business or activity other than as set forth in Section 2.3;

(b) incur any indebtedness, or assume or guarantee any indebtedness of any other person or entity, other than in connection with the activities described in Article II;

(c) dissolve or liquidate, in whole or in part, other than as set forth in Section 8.1;

(d) consolidate with or merge into any other person or entity or sell, convey or transfer all or substantially all of its properties and assets to any other person or entity or acquire all or substantially all of the assets or capital stock or other ownership interest of any other person or entity, other than in accordance with the Transaction Documents; or

(e) authorize any amendment to this Article X or Articles IV or II or Section 5.7 of this Agreement, except as specifically permitted by Section 11.1.

SECTION 10.2. Bankruptcy. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Trust, the Trust shall not, without the affirmative vote of the Owner and the consent of the Owner Trustee, institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy, insolvency or similar proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy, insolvency or readjustment of debts; or consent to the appointment of a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or a substantial part of its property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due; or take any corporate action in furtherance of any such action. When voting on whether the Trust will take any action described in this Section 10.2, the Owner Trustee shall owe its primary fiduciary duty or other obligation to the Trust (including, without limitation, the Trust’s creditors). The Owner shall be deemed to have consented to the foregoing by virtue of the Owner’s consent to and execution of this Agreement.

ARTICLE XI.

MISCELLANEOUS

SECTION 11.1. Supplements and Amendments. This Agreement may be amended from time to time, by a written amendment duly executed and delivered by the Owner and the Owner Trustee, with the written consent of the Indenture Trustee, but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Noteholders; provided, however, that such amendment will not (i) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interest of any Noteholder, or (ii) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, further, that Section 2.3 of this Agreement may be amended only with the consent of the Holders of Notes evidencing not less than 51% of each Class of Notes then Outstanding. Additionally, notwithstanding the preceding sentence, this Agreement will be amended by the Owner and the Owner Trustee without the consent of the Indenture Trustee or any of the Noteholders to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust to avoid the imposition of state or local income or franchise taxes imposed on the Trust’s property or its income; provided, however, that (i) the Owner deliver to the Indenture Trustee and the Owner Trustee an Officer’s Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection, and (ii) such amendment does not affect the rights, benefits, protections, privileges, immunities, duties or obligations of the Owner Trustee hereunder.

This Agreement may also be amended from time to time by a written amendment duly executed and delivered by the Owner and the Owner Trustee, with the consent of the Indenture Trustee and not less than 51% of the aggregate Outstanding Note Balance of each Class of Notes then Outstanding, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that the consent of all Noteholders is required for any amendment that (a) increases or reduces in any manner the amount of, or accelerates or delays the timing of distributions that are required to be made for the benefit of the Noteholders or (b) reduces the aforesaid percentage of the aggregate Outstanding Note Balance of each Class of Notes then Outstanding which is required to consent to any such amendment; provided, further, that no amendment provided for in this paragraph will, as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

Promptly after the execution of any such amendment or consent, the Owner shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee.

It shall not be necessary for the consent of the Noteholders pursuant to this Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Delaware Secretary of State.

The Owner Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate of the Owner to the effect that the conditions to amendment have been satisfied.

The Owner Trustee may, but shall not be obligated to, enter into, and unless it has consented thereto in writing shall not be bound by, any amendment which affects the Owner Trustee’s own rights, duties, benefits, protections, privileges or immunities (as such or in its individual capacity) under this Agreement or otherwise.

SECTION 11.2. No Legal Title to Trust Estate in Owner. The Owner shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title, and interest of the Owner to and in its undivided beneficial interest in the Trust Estate shall operate to terminate this Agreement or annul, dissolve or terminate the Trust or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

SECTION 11.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee (as such or in its individual capacity), the other Indemnified Parties, the Owner and, to the extent expressly provided herein, the

Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.4. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices and other communications shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee, the Owner or Indenture Trustee shall be deemed given only upon actual receipt by the Owner Trustee, the Owner or Indenture Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office (with a copy to U.S. Bank National Association, 60 Livingston Avenue; St. Paul, Minnesota, Attn: Structured Finance/Sunterra Owner Trust 2004-1); if to the Owner, addressed to Sunterra Ownership LLC, 3865 W. Cheyenne Avenue, North Las Vegas, Nevada 89032, Attention: General Counsel (with a copy to Sunterra Corporation, 3865 W. Cheyenne Avenue, North Las Vegas, Nevada 89032, Attention: Lillian Luu, Vice President), or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner and its permitted assignees and the Owner Trustee (as such or in its individual capacity) and its successors, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Owner shall bind the successors and assigns of the Owner.

SECTION 11.8. Nonpetition Covenants. Notwithstanding any prior termination of the Trust or this Agreement, U.S. Bank Trust National Association, individually or in its capacity as Owner Trustee, shall not at any time with respect to the Trust or the Owner, acquiesce, petition or otherwise invoke or cause the Trust or the Owner to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust or the Owner under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Owner or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Owner; provided, however, that this Section 11.8 shall not operate to preclude any remedy described in Article VII of the Indenture.

Notwithstanding any prior termination of the Trust or this Agreement, the Owner shall not at any time with respect to the Trust, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust; provided, however, that this Section 11.8 shall not operate to preclude any remedy described in Article VI of the Indenture. The indemnities contained in Section 7.2 hereof shall survive the resignation and termination of the Owner Trustee and the termination of this Agreement.

SECTION 11.9. No Recourse. The Owner, by accepting a non certificated beneficial interest in the Trust, acknowledges that this interest does not represent an interest in or obligations of the Owner Trustee (as such or in its individual capacity), the Indenture Trustee or any Affiliate thereof (other than the Trust), and no recourse may be had against such parties or their assets, or against the assets pledged under the Indenture, except as expressly provided in the Transaction Documents.

SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.12. ACCEPTANCE OF TERMS OF AGREEMENT. THE RECEIPT AND ACCEPTANCE OF THE CERTIFICATE BY THE OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE OWNER OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST THAT THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS AMONG THE TRUST, THE OWNER AND THE OWNER.

SECTION 11.13. Integration of Documents. This Agreement constitutes the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Owner Trustee

By:	/s/ Eve D. Kaplan
Name:	Eve D. Kaplan
Title:	Vice President

SUNTERRA OWNERSHIP LLC, as Owner

By:	Sunterra Middlecon, Inc.
Its:	Sole Member

By:	/s/ Steven E. West
Steven E. West
Its:	Vice President

Sunterra Financial Services, Inc. agrees to its obligations set for the in Section 7.2 and, in its capacity as the Servicer, hereby accepts and agrees to exercise, on behalf of the Trust, the power and authority granted to it in Section 5.7 of this Agreement.

SUNTERRA FINANCIAL SERVICES, INC, as Servicer

By:	/s/ Steven E. West
Steven E. West
Its:	Vice President

EXHIBIT A

FORM OF

CERTIFICATE OF TRUST OF

SUNTERRA OWNER TRUST 2004-1

THIS Certificate of Trust of Sunterra Owner Trust 2004-1 (the “Trust”) is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801 et seq.) (the “Act”).

1. Name. The name of the statutory trust created hereby is Sunterra Owner Trust 2004-1.

2. Delaware Trustee. The name and business address of the trustee of the Trust having its principal place of business in the State of Delaware are U.S. Bank Trust National Association, 300 Delaware Avenue, Suite 813, Wilmington, Delaware 19801.

3. Effective Date. The Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(l) of the Act.

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee of the Trust

By:
Name:
Title:

A-1